                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Spatial Technology Inc.:

We consent to the use of our report dated January 23, 1998 incorporated herein by reference.



                                                  KPMG PEAT MARWICK LLP

Denver, Colorado
June 3, 1998